Exhibit 99.2

FREDDIE MAC SECOND QUARTER 2008 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Income	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Stockholders’ Equity	4

	GAAP Financial Results

1	Summary of Selected Financial Information	5
2A	Net Interest Yield Analysis	6
2B	Net Interest Income	7
3	Non-Interest Income (Loss)	8
4	Management and Guarantee Income & Related Information	9
5A	Derivatives Not in Hedge Accounting Relationships	10
5B	Total Derivative Portfolio	11
6	Non-Interest Expense	12
7	Consolidated Fair Value Balance Sheets	13
8A	Mortgage Portfolio Activity Based on Unpaid Principal Balances	14
8B	Mortgage Portfolio Activity Based on Unpaid Principal Balances	15
9	Characteristics of Mortgage Loans and Mortgage-Related Securities in the Retained Portfolio	16
10	Credit Quality Indicators	17
11	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	18
12	Real Estate Owned (REO) Activity	19

	Segment Earnings Results

13	Segment Earnings — Consolidated Table	20
14	Segment Earnings — Investments	21
15	Segment Earnings — Single-Family Guarantee	22
16	Segment Earnings — Multifamily	23
17	Segment Earnings — All Other	24

FREDDIE MAC
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
Line:		2008	2007	2008	2007
		(dollars in millions, except
		share-related amounts)
	Interest income
1	Mortgage loans	$1,320	$1,075	$2,563	$2,141
2	Mortgage-related securities	8,380	8,784	16,513	17,335
3	Cash and investments	520	966	1,040	1,938

4	Total interest income	10,220	10,825	20,116	21,414
	Interest expense
5	Short-term debt	(1,637)	(2,249)	(3,681)	(4,457)
6	Long-term debt	(6,711)	(7,331)	(13,436)	(14,507)

7	Total interest expense on debt securities	(8,348)	(9,580)	(17,117)	(18,964)
8	Due to Participation Certificate investors	—	(121)	—	(224)

9	Total interest expense	(8,348)	(9,701)	(17,117)	(19,188)
10	Expense related to derivatives	(343)	(331)	(672)	(662)

11	Net interest income	1,529	793	2,327	1,564

	Non-interest income
12	Management and guarantee income (includes interest on guarantee asset of $243, $130, $458 and $257, respectively)	757	591	1,546	1,219
13	Gains (losses) on guarantee asset	1,114	820	(280)	297
14	Income on guarantee obligation	769	474	1,938	904
15	Derivative gains (losses)	115	318	(130)	(206)
16	Gains (losses) on investment activity	(3,327)	(540)	(2,108)	(522)
17	Unrealized gains (losses) on foreign-currency denominated debt recorded at fair value	569	—	(816)	—
18	Gains (losses) on debt retirement	(29)	89	276	96
19	Recoveries on loans impaired upon purchase	121	72	347	107
20	Foreign-currency gains (losses), net	—	(333)	—	(530)
21	Other income	75	58	122	107

22	Non-interest income	164	1,549	895	1,472

	Non-interest expense
23	Salaries and employee benefits	(241)	(227)	(472)	(440)
24	Professional services	(55)	(104)	(127)	(193)
25	Occupancy expense	(18)	(16)	(33)	(30)
26	Other administrative expenses	(90)	(95)	(169)	(182)

27	Total administrative expenses	(404)	(442)	(801)	(845)
28	Provision for credit losses	(2,537)	(447)	(3,777)	(695)
29	Real estate owned operations expense	(265)	(16)	(473)	(30)
30	Losses on certain credit guarantees	—	(150)	(15)	(327)
31	Losses on loans purchased	(120)	(264)	(171)	(480)
32	Low-income housing tax credit partnerships	(108)	(135)	(225)	(243)
33	Minority interest in earnings of consolidated subsidiaries	(5)	(9)	(8)	(18)
34	Other expenses	(106)	(56)	(178)	(105)

35	Non-interest expense	(3,545)	(1,519)	(5,648)	(2,743)

36	Income (loss) before income tax (expense) benefit	(1,852)	823	(2,426)	293
37	Income tax (expense) benefit	1,031	(94)	1,454	303

38	Net income (loss)	$(821)	$729	$(972)	$596

39	Preferred stock dividends and issuance costs on redeemed preferred stock (including $—, $—, $— and $6 of issuance costs on redeemed preferred stock, respectively)	(231)	(95)	(503)	(190)
40	Amount allocated to participating security option holders	(1)	(2)	(1)	(1)

41	Net income (loss) available (applicable) to common stockholders	$(1,053)	$632	$(1,476)	$405

	Earnings (loss) per common share:
42	Basic	$(1.63)	$0.97	$(2.28)	$0.62
43	Diluted	$(1.63)	$0.96	$(2.28)	$0.61
	Weighted average common shares outstanding (in thousands):
44	Basic	646,868	652,877	646,603	657,103
45	Diluted	646,868	655,784	646,603	659,365
46	Dividends per common share	$0.25	$0.50	$0.50	$1.00

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS

		June 30,
		2008	December 31,
Line:		(unaudited)	2007
		(dollars in millions, except
		share-related amounts)
	Assets
	Retained portfolio
	Mortgage loans:
1	Held-for-investment, at amortized cost (net of allowance for loan losses of $468 and $256, respectively)	$81,533	$76,347
2	Held-for-sale, at lower-of-cost-or-fair-value	7,536	3,685

3	Mortgage loans, net	89,069	80,032
	Mortgage-related securities:
4	Available-for-sale, at fair value (includes $21,896 and $17,010, respectively, pledged as collateral that may be repledged)	512,197	615,665
5	Trading, at fair value	159,594	14,089

6	Total mortgage-related securities	671,791	629,754

7	Retained portfolio	760,860	709,786

	Cash and investments
8	Cash and cash equivalents	43,553	8,574
	Investments:
	Non-mortgage-related securities:
9	Available-for-sale, at fair value	12,869	35,101
10	Securities purchased under agreements to resell and federal funds sold	15,265	6,562

11	Cash and investments	71,687	50,237

12	Accounts and other receivables, net	6,247	5,003
13	Derivative assets, net	441	827
14	Guarantee asset, at fair value	11,019	9,591
15	Real estate owned, net	2,580	1,736
16	Deferred tax asset, net	18,399	10,304
17	Low-income housing tax credit partnerships equity investments	4,362	4,568
18	Other assets	3,448	2,316

19	Total assets	$879,043	$794,368

	Liabilities and stockholders’ equity
	Debt securities, net
	Senior debt:
20	Due within one year (includes $362 at fair value at June 30, 2008)	$326,303	$295,921
21	Due after one year (includes $14,840 at fair value at June 30, 2008)	505,013	438,147
22	Subordinated debt, due after one year	4,496	4,489

23	Total debt securities, net	835,812	738,557

24	Accrued interest payable	7,208	7,864
25	Guarantee obligation	14,022	13,712
26	Derivative liabilities, net	910	582
27	Reserve for guarantee losses on Participation Certificates	5,345	2,566
28	Other liabilities	2,667	4,187

29	Total liabilities	865,964	767,468

30	Commitments and contingencies
31	Minority interests in consolidated subsidiaries	131	176
	Stockholders’ equity
32	Preferred stock, at redemption value	14,109	14,109
33	Common stock, $0.21 par value, 806,000,000 shares authorized, 725,863,886 shares issued and 647,015,003 shares and 646,266,701 shares outstanding, respectively	152	152
34	Additional paid-in capital	864	871
35	Retained earnings	26,128	26,909
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
36	Available-for-sale securities	(20,719)	(7,040)
37	Cash flow hedge relationships	(3,418)	(4,059)
38	Defined benefit plans	(43)	(44)

39	Total AOCI, net of taxes	(24,180)	(11,143)
40	Treasury stock, at cost, 78,848,883 shares and 79,597,185 shares, respectively	(4,125)	(4,174)

41	Total stockholders’ equity	12,948	26,724

42	Total liabilities and stockholders’ equity	$879,043	$794,368

FREDDIE MAC
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(unaudited)

		Six Months Ended June 30,
		2008		2007
Line:		Shares	Amount	Shares	Amount
		(in millions)
	Preferred stock, at redemption value
1	Balance, beginning of year	464	$14,109	132	$6,109
2	Preferred stock issuances	—	—	64	1,600
3	Preferred stock redemptions	—	—	(12)	(600)

4	Preferred stock, end of period	464	14,109	184	7,109

	Common stock, par value
5	Balance, beginning of year	726	152	726	152

6	Common stock, end of period	726	152	726	152

	Additional paid-in capital
7	Balance, beginning of year		871		962
8	Stock-based compensation		53		42
9	Income tax benefit from stock-based compensation		(12)		1
10	Preferred stock issuance costs		—		(16)
11	Common stock issuances		(52)		(27)
12	Real Estate Investment Trust preferred stock repurchase		4		(7)

13	Additional paid-in capital, end of period		864		955

	Retained earnings
14	Balance, beginning of year		26,909		31,372
15	Cumulative effect of change in accounting principle, net of taxes		1,023		181

16	Balance, beginning of year, as adjusted		27,932		31,553
17	Net income (loss)		(972)		596
18	Preferred stock dividends declared		(503)		(184)
19	Common stock dividends declared		(329)		(663)

20	Retained earnings, end of period		26,128		31,302

	AOCI, net of taxes
21	Balance, beginning of year		(11,143)		(8,451)
22	Cumulative effect of change in accounting principle, net of taxes		(850)		—

23	Balance, beginning of year, as adjusted		(11,993)		(8,451)
24	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		(12,825)		(3,058)
25	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		637		458
26	Changes in defined benefit plans		1		6

27	AOCI, net of taxes, end of period		(24,180)		(11,045)

	Treasury stock, at cost
28	Balance, beginning of year	80	(4,174)	65	(3,230)
29	Common stock issuances	(1)	49	(1)	35
30	Common stock repurchases	—	—	12	(750)

31	Treasury stock, end of period	79	(4,125)	76	(3,945)

32	Total stockholders’ equity		$12,948		$24,528

	Comprehensive income (loss)
33	Net income (loss)		$(972)		$596
34	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		(12,187)		(2,594)

35	Total comprehensive income (loss)		$(13,159)		$(1,998)

FREDDIE MAC
SUMMARY OF SELECTED FINANCIAL INFORMATION
TABLE 1
(unaudited)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Net Income (dollars in millions, except share-related amounts):
1	Net interest income	$771	$793	$761	$774	$798	$1,529	$1,564	$2,327
2	Non-interest income (loss)	(77)	1,549	117	(1,395)	731	164	1,472	895
3	Non-interest expense	(1,224)	(1,519)	(3,070)	(3,457)	(2,103)	(3,545)	(2,743)	(5,648)

4	Income (loss) before income tax (expense) benefit	(530)	823	(2,192)	(4,078)	(574)	(1,852)	293	(2,426)
5	Income tax (expense) benefit	397	(94)	954	1,626	423	1,031	303	1,454

6	Net income (loss)	$(133)	$729	$(1,238)	$(2,452)	$(151)	$(821)	$596	$(972)
7	Net income (loss) available (applicable) to common stockholders(1)	$(230)	$632	$(1,342)	$(2,565)	$(424)	$(1,053)	$405	$(1,476)
8	Weighted average common shares outstanding — Diluted (in thousands)	661,376	655,784	647,377	646,110	646,338	646,868	659,365	646,603
9	Diluted earnings (loss) per common share(1)	$(0.35)	$0.96	$(2.07)	$(3.97)	$(0.66)	$(1.63)	$0.61	$(2.28)

10	Common stock dividends declared	$335	$328	$326	$163	$164	$165	$663	$329

11	Common stock shares outstanding, at period end (in thousands)	661,554	650,138	646,065	646,267	646,722	647,015	650,138	647,015

12	Effective tax rate	75%	11%	44%	40%	74%	56%	(103)%	60%

	Regulatory Capital Measures (period end, dollars in millions):

13	Total stockholders’ equity	$28,539	$24,528	$25,483	$26,724	$16,024	$12,948
14	Less: Accumulated other comprehensive income (loss), net of taxes	(6,964)	(11,045)	(9,189)	(11,143)	(22,296)	(24,180)

15	Regulatory core capital(2)	35,503	35,573	34,672	37,867	38,320	37,128
16	Less: Estimated statutory minimum capital requirement(3)	26,112	26,355	26,001	26,473	26,937	28,710

17	Estimated statutory minimum capital surplus(3)	$9,391	$9,218	$8,671	$11,394	$11,383	$8,418

18	OFHEO-directed target capital(3)	$33,945	$34,261	$33,802	$34,415	$32,324	$34,451
19	Core capital surplus over OFHEO-directed target	$1,558	$1,312	$870	$3,452	$5,996	$2,677

(1)	Net income (loss) available (applicable) to common stockholders and diluted earnings (loss) per common share are computed independently for each of the quarters presented; therefore, cumulative amounts will not equal the aggregate of quarterly amounts.
(2)	Core capital consists of the par value of outstanding common stock (common stock issued less common stock held in treasury), the par value of outstanding non-cumulative perpetual preferred stock, additional paid-in capital and retained earnings, as determined in accordance with GAAP.
(3)	OFHEO is the authoritative source of the capital calculations that underlie our capital classifications. In January 2004, OFHEO directed us to maintain a mandatory target capital surplus of 30% of our statutory minimum capital requirement. In March 2008, OFHEO reduced the mandatory target capital surplus to 20% of our statutory minimum capital requirement.

FREDDIE MAC
NET INTEREST YIELD ANALYSIS
TABLE 2A
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008

	Net Interest Income:

	Interest income:
1	Mortgage loans	$1,066	$1,075	$1,103	$1,205	$1,243	$1,320	$2,141	$2,563
2	Mortgage-related securities	8,551	8,784	8,943	8,615	8,133	8,380	17,335	16,513

3	Total retained portfolio	9,617	9,859	10,046	9,820	9,376	9,700	19,476	19,076
4	Investments(1)	623	634	592	436	399	400	1,257	799
5	Securities purchased under agreements to resell and federal funds sold	349	332	367	235	121	120	681	241

6	Total income on interest-earning assets	10,589	10,825	11,005	10,491	9,896	10,220	21,414	20,116
	Interest expense:
7	Short-term debt	(2,208)	(2,249)	(2,292)	(2,167)	(2,044)	(1,637)	(4,457)	(3,681)
8	Long-term debt	(7,176)	(7,331)	(7,521)	(7,120)	(6,725)	(6,711)	(14,507)	(13,436)

9	Total interest expense on debt securities	(9,384)	(9,580)	(9,813)	(9,287)	(8,769)	(8,348)	(18,964)	(17,117)
10	Due to Participation Certificate investors(2)	(103)	(121)	(98)	(96)	—	—	(224)	—

11	Total expense on interest-bearing liabilities	(9,487)	(9,701)	(9,911)	(9,383)	(8,769)	(8,348)	(19,188)	(17,117)
12	Expense related to derivatives	(331)	(331)	(333)	(334)	(329)	(343)	(662)	(672)

13	Total funding of interest-earning assets	(9,818)	(10,032)	(10,244)	(9,717)	(9,098)	(8,691)	(19,850)	(17,789)
14	Net interest income	771	793	761	774	798	1,529	1,564	2,327
15	Fully taxable-equivalent adjustments(3)	95	99	98	100	107	105	194	212

16	Net interest income (fully taxable-equivalent basis)	$866	$892	$859	$874	$905	$1,634	$1,758	$2,539

	Average Balances:

17	Mortgage loans(4)	$66,583	$67,994	$71,163	$77,821	$84,291	$89,813	$67,288	$87,052
18	Mortgage-related securities(5)	643,853	648,023	655,215	636,283	628,721	664,727	645,938	646,724

19	Total retained portfolio	710,436	716,017	726,378	714,104	713,012	754,540	713,226	733,776
20	Investments(1)(5)	48,741	49,106	44,135	33,657	39,456	54,061	48,924	46,758
21	Securities purchased under agreements to resell and federal funds sold	26,482	24,887	27,046	19,463	14,435	20,660	25,684	17,548

22	Total interest-earning assets	785,659	790,010	797,559	767,224	766,903	829,261	787,834	798,082
23	Short-term debt	171,249	172,592	175,407	178,426	204,650	240,119	171,921	222,385
24	Long-term debt	580,146	581,482	588,936	557,328	538,295	569,443	580,814	553,869

25	Total debt securities	751,395	754,074	764,343	735,754	742,945	809,562	752,735	776,254
26	Due to Participation Certificate investors(2)	7,667	9,061	7,401	7,149	—	—	8,364	—

27	Total interest-bearing liabilities	759,062	763,135	771,744	742,903	742,945	809,562	761,099	776,254
28	Net non-interest-bearing funding	26,597	26,875	25,815	24,321	23,958	19,699	26,735	21,828

29	Total funding of interest-earning assets	$785,659	$790,010	$797,559	$767,224	$766,903	$829,261	$787,834	$798,082

	Yield/Cost:

30	Mortgage loans	6.40%	6.32%	6.20%	6.19%	5.90%	5.88%	6.36%	5.89%
31	Mortgage-related securities	5.31	5.42	5.46	5.42	5.17	5.04	5.37	5.11
32	Total retained portfolio	5.41	5.51	5.53	5.50	5.26	5.14	5.46	5.20
33	Investments	5.11	5.11	5.25	5.06	4.01	2.92	5.11	3.38
34	Securities purchased under agreements to resell and federal funds sold	5.28	5.33	5.42	4.85	3.34	2.32	5.30	2.74
35	Yield on total interest-earning assets	5.39	5.47	5.51	5.46	5.16	4.93	5.43	5.04
36	Short-term debt	(5.16)	(5.16)	(5.12)	(4.75)	(3.95)	(2.70)	(5.16)	(3.27)
37	Long-term debt	(4.95)	(5.04)	(5.10)	(5.10)	(4.99)	(4.71)	(4.99)	(4.85)
38	Total debt securities	(5.00)	(5.07)	(5.10)	(5.02)	(4.70)	(4.11)	(5.03)	(4.40)
39	Due to Participation Certificate investors(2)	(5.37)	(5.32)	(5.31)	(5.41)	—	—	(5.35)	—
40	Cost of interest-bearing liabilities	(5.00)	(5.07)	(5.10)	(5.02)	(4.70)	(4.11)	(5.03)	(4.40)
41	Expense related to derivatives	(0.17)	(0.17)	(0.17)	(0.18)	(0.18)	(0.17)	(0.17)	(0.17)
42	Impact of net non-interest-bearing funding	0.17	0.18	0.17	0.17	0.15	0.10	0.17	0.12
43	Total funding of interest-earning assets	(5.00)	(5.06)	(5.10)	(5.03)	(4.73)	(4.18)	(5.03)	(4.45)
44	Net interest yield	0.39	0.41	0.41	0.43	0.43	0.75	0.40	0.59
45	Fully taxable-equivalent adjustments(3)	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.06
46	Net interest yield (fully taxable-equivalent basis)	0.44%	0.46%	0.46%	0.48%	0.48%	0.80%	0.45%	0.65%

(1)	Consist of cash and cash equivalents and non-mortgage-related securities.
(2)	As a result of the creation of the securitization trusts in December of 2007, due to PC investors interest expense is now recorded in trust management fees within other income on our consolidated statements of income.
(3)	The determination of net interest income/yield (fully taxable-equivalent basis), which reflects fully taxable-equivalent adjustments to interest income, involves the conversion of tax-exempt sources of interest income to the equivalent amounts of interest income that would be necessary to derive the same net return if the investments had been subject to income taxes using our federal statutory tax rate of 35%.
(4)	Non-performing loans, where interest income is recognized when collected, are included in average balances.
(5)	For securities in our retained and investment portfolio, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.

FREDDIE MAC
NET INTEREST INCOME
TABLE 2B
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Net Interest Income:
1	Contractual amounts of net interest income	$1,575	$1,483	$1,526	$1,454	$1,511	$2,267	$3,058	$3,778
	Amortization expense, net:(1)
2	Asset-related amortization expense, net	(150)	(17)	(81)	(20)	(58)	(90)	(167)	(148)
3	Long-term debt-related amortization expense, net	(323)	(342)	(351)	(326)	(326)	(305)	(665)	(631)

4	Total amortization expense, net	(473)	(359)	(432)	(346)	(384)	(395)	(832)	(779)
	Expense related to derivatives:
5	Amortization of deferred balances in AOCI(2)	(331)	(331)	(333)	(334)	(327)	(307)	(662)	(634)
	Accrual of periodic settlements of derivatives:(3)
6	Pay-fixed swaps	—	—	—	—	(2)	(36)	—	(38)

7	Total accrual of periodic settlements of derivatives	—	—	—	—	(2)	(36)	—	(38)

8	Total expense related to derivatives	(331)	(331)	(333)	(334)	(329)	(343)	(662)	(672)

9	Net interest income	771	793	761	774	798	1,529	1,564	2,327
10	Fully taxable-equivalent adjustments	95	99	98	100	107	105	194	212

11	Net interest income (fully taxable-equivalent basis)	$866	$892	$859	$874	$905	$1,634	$1,758	$2,539

(1)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(2)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.
(3)	Reflects the accrual of periodic cash settlements of all derivatives in qualifying hedge accounting relationships.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)
TABLE 3
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Non-Interest Income (Loss):
1	Management and guarantee income	$628	$591	$718	$698	$789	$757	$1,219	$1,546
2	Gains (losses) on guarantee asset	(523)	820	(465)	(1,316)	(1,394)	1,114	297	(280)
3	Income on guarantee obligation	430	474	473	528	1,169	769	904	1,938
	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses)(1):
4	Foreign-currency swaps gains (losses)	198	332	1,155	656	1,237	(48)	530	1,189
5	Receive-fixed swaps — foreign-currency to foreign-currency gains (losses)	(106)	(394)	157	8	193	(490)	(500)	(297)
6	U.S. dollar denominated derivatives gains (losses)	(655)	286	(1,612)	(2,261)	(1,330)	1,020	(369)	(310)
7	Accrual of periodic settlements	39	94	112	87	(345)	(367)	133	(712)

8	Total derivative gains (losses)	(524)	318	(188)	(1,510)	(245)	115	(206)	(130)
	Gains (losses) on investment activity:
9	Gains (losses) on trading securities(2)	25	20	257	203	971	(2,279)	45	(1,308)
10	Gains (losses) on sale of mortgage loans	17	3	19	(25)	71	(5)	20	66
11	Gains (losses) on sale of available-for-sale securities	34	(249)	228	219	215	38	(215)	253
12	Security impairments on available-for-sale securities	(56)	(294)	(1)	(13)	(71)	(1,040)	(350)	(1,111)
13	Lower-of-cost-or-fair-value adjustments	(2)	(20)	(25)	(46)	33	(41)	(22)	(8)

14	Total gains (losses) on investment activity	18	(540)	478	338	1,219	(3,327)	(522)	(2,108)
	Unrealized gains (losses) on foreign-currency denominated debt recorded at fair value(1):
15	Translation gains (losses)	—	—	—	—	(1,214)	88	—	(1,126)
16	Market value adjustments	—	—	—	—	(171)	481	—	310

17	Total unrealized gains (losses) on foreign-currency denominated debt recorded at fair value	—	—	—	—	(1,385)	569	—	(816)
18	Gains (losses) on debt retirement	7	89	91	158	305	(29)	96	276
19	Recoveries on loans impaired upon purchase	35	72	125	273	226	121	107	347
20	Foreign-currency gains (losses), net(1)	(197)	(333)	(1,162)	(656)	—	—	(530)	—
21	Other income	49	58	47	92	47	75	107	122

22	Total non-interest income (loss)	$(77)	$1,549	$117	$(1,395)	$731	$164	$1,472	$895

(1)	We adopted Statement of Financial Accounting Standards, SFAS, No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115,” on January 1, 2008. We initially elected the fair value option for our foreign-currency denominated debt. Due to this election, foreign currency exposure is now a component of Unrealized gains (losses) on foreign-currency denominated debt recorded at fair value. Prior to that date, translation gains and losses on our foreign-currency denominated debt were reported in Foreign-currency gains (losses), net in our consolidated statements of income. Beginning in 2008, we use a combination of foreign-currency swaps and receive-fixed swaps — foreign-currency to foreign-currency to hedge the changes in fair value of our foreign-currency denominated debt related to fluctuations in exchange rates and interest rates.
(2)	Includes mark-to-fair value adjustments recorded in accordance with Emerging Issues Task Force, or EITF, 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interest That Continue to Be Held by a Transferor in Securitized Financial Assets” on securities classified as trading. Prior period amounts have been revised to conform to the current period presentation.

FREDDIE MAC
MANAGEMENT AND GUARANTEE INCOME & RELATED INFORMATION
TABLE 4
(unaudited)
(dollars in millions)

														Six Months Ended June 30,
Line:		1Q 2007		2Q 2007		3Q 2007		4Q 2007		1Q 2008		2Q 2008		2007		2008

	Management and Guarantee Income:

1	Contractual management and guarantee fees	$598		$629		$657		$707		$757		$778		$1,227		$1,535
2	Amortization of credit and buy-down fees included in other liabilities(1)	30		(38)		61		(9)		32		(21)		(8)		11

3	Total management and guarantee income	$628		$591		$718		$698		$789		$757		$1,219		$1,546

4	Contractual management and guarantee fees (annualized rate)	15.9	bp	16.1	bp	16.2	bp	16.8	bp	17.4	bp	17.5	bp	16.0	bp	17.5	bp
5	Amortization of credit and buy-down fees included in other liabilities (annualized rate)	0.8		(1.0)		1.5		(0.2)		0.8		(0.5)		(0.1)		0.1

6	Total management and guarantee income (annualized rate)	16.7	bp	15.1	bp	17.7	bp	16.6	bp	18.2	bp	17.0	bp	15.9	bp	17.6	bp

7	Unamortized balance of credit and buy-down fees included in other liabilities, at period end	$412		$451		$390		$410		$379		$403		$451		$403

	Gains (Losses) on Guarantee Asset:

8	Contractual management and guarantee fees	$(523)		$(553)		$(585)		$(627)		$(689)		$(720)		$(1,076)		$(1,409)
9	Portion related to imputed interest income	127		130		138		154		215		243		257		458

10	Return of investment on guarantee asset	(396)		(423)		(447)		(473)		(474)		(477)		(819)		(951)
11	Change in fair value of management and guarantee fees	(127)		1,243		(18)		(843)		(920)		1,591		1,116		671

12	Gains (losses) on guarantee asset	$(523)		$820		$(465)		$(1,316)		$(1,394)		$1,114		$297		$(280)

	Changes in Guarantee Asset, at Fair Value:

13	Beginning balance	$7,389		$7,602		$9,299		$9,867		$9,591		$9,134		$7,389		$9,591
14	Additions	736		877		1,033		1,040		937		858		1,613		1,795
15	Other(2)	—		—		—		—		—		(87)		—		(87)
16	Gains (losses) on guarantee asset	(523)		820		(465)		(1,316)		(1,394)		1,114		297		(280)

17	Ending balance	$7,602		$9,299		$9,867		$9,591		$9,134		$11,019		$9,299		$11,019

	Guarantee Obligation:

18	Beginning balance	$9,482		$10,097		$10,852		$11,888		$13,712		$13,669		$9,482		$13,712
19	Transfer-out to the loan loss reserve(3)	—		—		(1)		(6)		(6)		(6)		—		(12)
20	Deferred guarantee income of newly-issued guarantees(4)	1,045		1,229		1,510		2,358		1,132		1,255		2,274		2,387
21	Other(2)	—		—		—		—		—		(127)		—		(127)
22	Income on guarantee obligation(5)	(430)		(474)		(473)		(528)		(1,169)		(769)		(904)		(1,938)

23	Ending balance	$10,097		$10,852		$11,888		$13,712		$13,669		$14,022		$10,852		$14,022

(1)	Amortization of credit and buy-down fees incurred since 2003 is recorded in income on guarantee obligation.
(2)	Represents a reduction associated with the extinguishment of our previously issued long-term credit guarantees upon conversion into either PCs or Structured Transactions within the same month.
(3)	Represents portions of the guarantee obligation that correspond to incurred credit losses reclassified to reserve for guarantee losses on PCs.
(4)	Beginning January 1, 2008, we adopted Statement of Financial Accounting Standards, or SFAS, No. 157, “Fair Value Measurements,” or SFAS 157. This did not result in an immediate impact to our financial statements upon adoption; however, we began estimating the fair value of newly-issued guarantee obligations as an amount equal to the fair value of compensation received in the related securitization transaction as a practical expedient. As a result, we no longer record deferred gains nor immediate “day one” losses on most newly-issued guarantees.
(5)	Includes amortization related to deferred credit and buy-down fees received from counterparties in guarantor swap and similar transactions (“upfront fees”) of $109 million and $133 million for the second quarter of 2007 and 2008, respectively.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 5A
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Derivative Gains (Losses):
1	Purchased call swaptions	$(553)	$(1,168)	$1,657	$2,536	$3,240	$(2,542)	$(1,721)	$698
2	Written call swaptions	2	48	(16)	(155)	(6)	27	50	21
3	Purchased put swaptions	(8)	244	(70)	(170)	(125)	72	236	(53)
4	Written put swaptions	(2)	(144)	27	47	3	(93)	(146)	(90)
	Receive-fixed swaps:
5	Foreign-currency denominated	(106)	(394)	157	8	193	(490)	(500)	(297)
6	U.S. dollar denominated	365	(3,106)	3,026	3,955	9,503	(7,204)	(2,741)	2,299

7	Total gains (losses) on receive-fixed swaps	259	(3,500)	3,183	3,963	9,696	(7,694)	(3,241)	2,002
8	Pay-fixed swaps	(478)	4,531	(6,513)	(8,902)	(15,133)	11,259	4,053	(3,874)
9	Futures	19	(70)	105	88	647	(154)	(51)	493
10	Foreign-currency swaps(1)	198	332	1,155	656	1,237	(48)	530	1,189
11	Forward purchase and sale commitments	(5)	(66)	185	331	511	(243)	(71)	268
12	Other(2)	5	17	(13)	9	30	(102)	22	(72)

13	Subtotal	(563)	224	(300)	(1,597)	100	482	(339)	582
	Accrual of periodic settlements:
14	Receive-fixed swaps(3)	(58)	(37)	(66)	(166)	73	648	(95)	721
15	Pay-fixed swaps	148	155	182	218	(477)	(1,118)	303	(1,595)
16	Foreign-currency swaps	(52)	(25)	(5)	34	57	101	(77)	158
17	Other	1	1	1	1	2	2	2	4

18	Total accrual of periodic settlements	39	94	112	87	(345)	(367)	133	(712)

19	Total derivative gains (losses)	$(524)	$318	$(188)	$(1,510)	$(245)	$115	$(206)	$(130)

	Notional or Contractual Amounts (period end):

20	Purchased call swaptions	$194,772	$236,752	$262,802	$259,272	$242,022	$213,897
21	Written call swaptions	7,500	3,400	1,000	1,900	3,500	1,500
22	Purchased put swaptions	19,325	19,325	18,325	18,725	29,675	21,175
23	Written put swaptions	500	2,600	1,000	2,650	7,150	38,150
24	Receive-fixed swaps	270,053	214,657	282,070	301,649	326,247	245,054
25	Pay-fixed swaps	251,391	284,927	380,370	409,682	421,650	395,874
26	Futures	95,140	113,000	109,848	196,270	134,633	147,291
27	Foreign-currency swaps	23,854	22,709	23,842	20,118	15,441	15,353
28	Forward purchase and sale commitments	8,915	54,783	61,800	72,662	77,597	63,512
29	Other(2)	34,650	35,719	62,159	39,953	84,590	148,021

30	Total notional or contractual amounts	$906,100	$987,872	$1,203,216	$1,322,881	$1,342,505	$1,289,827

(1)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(2)	Consists of basis swaps, certain option-based contracts (including written options), interest-rate caps, swap guarantee derivatives and credit derivatives.
(3)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
TOTAL DERIVATIVE PORTFOLIO
TABLE 5B
(unaudited)
(dollars in millions)

		December 31, 2007		June 30, 2008
		Notional or		Notional or
Line:		Contractual Amount	Fair Value(1)	Contractual Amount	Fair Value(1)
	Interest-rate swaps:
1	Receive-fixed	$301,649	$3,648	$245,054	$(469)
2	Pay-fixed	409,682	(11,492)	411,074	(5,491)
3	Basis (floating to floating)	498	—	32,205	(22)

4	Total interest-rate swaps	711,829	(7,844)	688,333	(5,982)

	Option-based:
5	Purchased call swaptions	259,272	7,134	213,897	6,685
6	Written call swaptions	1,900	(27)	1,500	(33)
7	Purchased put swaptions	18,725	631	21,175	660
8	Written put swaptions	2,650	(74)	38,150	(414)
9	Other option-based derivatives	30,486	(23)	103,977	942

10	Total option-based	313,033	7,641	378,699	7,840

11	Futures	196,270	92	147,291	(64)
12	Foreign-currency swaps	20,118	4,568	15,353	4,788
13	Forward purchase and sale commitments	72,662	327	63,512	85
14	Credit derivatives	7,667	10	10,116	24
15	Swap guarantee derivatives	1,302	(4)	1,723	(6)

16	Subtotal	1,322,881	4,790	1,305,027	6,685
17	Derivative interest receivable (payable), net		1,659		998
18	Trade/settle receivable (payable), net		—		(85)
19	Derivative collateral (held) posted, net(2)		(6,204)		(8,067)

20	Total derivative portfolio, net	$1,322,881	$245	$1,305,027	$(469)

(1)	The fair value by derivative type presented in this table is shown prior to netting by counterparty. The value of derivatives presented on our consolidated balance sheets, however, is netted by counterparty and includes net derivative-related receivable or payable, and is net of cash collateral held or posted, and is reported in the derivative assets, net and derivative liabilities, net captions. The total fair value of the derivative portfolio, net presented in this table equals the difference between the value of the derivative assets and derivative liabilities presented on our consolidated balance sheets. The fair values for futures are directly derived from quoted market prices. Fair values of other derivatives are derived primarily from valuation models using market data inputs.
(2)	Includes the related accrued interest (payable) receivable, net on derivative collateral positions.

FREDDIE MAC
NON-INTEREST EXPENSE
TABLE 6
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits(1)	$213	$227	$216	$172	$231	$241	$440	$472
2	Professional services(1)	89	104	103	96	72	55	193	127
3	Occupancy expense	14	16	16	18	15	18	30	33
4	Other administrative expenses(1)	87	95	93	115	79	90	182	169

5	Total administrative expenses	403	442	428	401	397	404	845	801

6	Provision for credit losses	248	447	1,372	787	1,240	2,537	695	3,777
7	Real estate owned operations expense	14	16	51	125	208	265	30	473
8	Losses on certain credit guarantees(2)	177	150	392	1,269	15	—	327	15
9	Losses on loans purchased(3)	216	264	649	736	51	120	480	171
10	Low-income housing tax credit partnerships	108	135	111	115	117	108	243	225
11	Minority interests in earnings of consolidated subsidiaries	9	9	4	(30)	3	5	18	8
12	Other expenses	49	56	63	54	72	106	105	178

13	Total non-interest expense	$1,224	$1,519	$3,070	$3,457	$2,103	$3,545	$2,743	$5,648

(1)	Certain prior period amounts previously reported as a component of other administrative expenses have been reclassified to salaries and employee benefits and professional services to conform to the current period presentation.
(2)	Consist of losses recognized upon issuance of a PC when the fair value of the guarantee obligation exceeds the fair value of the guarantee asset (including upfront fees paid or received). Beginning January 1, 2008, we began estimating the fair value of newly-issued guarantee obligations as an amount equal to the fair value of compensation received in the related securitization transaction. As a result, we no longer record deferred gains nor do we record immediate “day one,” losses on most newly-issued guarantees.
(3)	Represent losses on non-performing loans purchased out of our guaranteed PC and Structured Securities, when the unpaid principal balance, net of our loan loss reserve exceeds the estimated fair market value of the loan purchased. Effective December 2007, we made certain operational changes for purchasing delinquent loans from PC pools, which reduced the number of these loans we purchase and, consequently, this reduced the amount of our losses on loans purchased during the first two quarters of 2008.

FREDDIE MAC
CONSOLIDATED FAIR VALUE BALANCE SHEETS(1)
TABLE 7
(unaudited)
(dollars in billions)

		2007								2008
		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,
		Carrying	Fair	Carrying	Fair	Carrying	Fair	Carrying	Fair	Carrying	Fair	Carrying	Fair
Line:		Amount(2)	Value(3)	Amount(2)	Value(3)	Amount(2)	Value(3)	Amount(2)	Value(3)	Amount(2)	Value(3)	Amount(2)	Value(3)
	Assets:
1	Mortgage loans	$66.7	$65.6	$68.3	$66.1	$71.6	$68.8	$80.0	$76.8	$86.5	$83.9	$89.1	$84.1
2	Mortgage-related securities	645.0	645.0	634.4	634.4	634.3	634.3	629.8	629.8	601.1	601.1	671.8	671.8

3	Retained portfolio	711.7	710.6	702.7	700.5	705.9	703.1	709.8	706.6	687.6	685.0	760.9	755.9
4	Cash and cash equivalents	10.0	10.0	11.8	11.8	12.2	12.2	8.6	8.6	8.3	8.3	43.6	43.6
5	Non-mortgage related securities	31.9	31.9	41.7	41.7	21.3	21.3	35.1	35.1	48.2	48.2	12.9	12.9
6	Securities purchased under agreements to resell and federal funds sold	34.2	34.2	27.5	27.5	17.3	17.3	6.6	6.6	17.2	17.2	15.3	15.3
7	Derivative assets, net	0.3	0.3	0.5	0.5	0.7	0.7	0.8	0.8	1.0	1.0	0.4	0.4
8	Guarantee asset(4)	7.6	8.5	9.3	10.2	9.9	10.7	9.6	10.4	9.1	9.9	11.0	11.8
9	Other assets(5)	17.7	16.2	20.6	16.8	19.6	20.9	23.9	31.8	31.6	42.5	34.9	44.3

10	Total assets	$813.4	$811.7	$814.1	$809.0	$786.9	$786.2	$794.4	$799.9	$803.0	$812.1	$879.0	$884.2

	Liabilities and Minority Interests:

11	Total debt securities, net	$750.2	$749.8	$751.4	$744.4	$726.9	$728.9	$738.6	$749.3	$759.8	$778.6	$835.8	$842.7
12	Guarantee obligation	10.1	7.3	10.9	7.7	11.9	14.2	13.7	26.2	13.7	29.3	14.0	36.6
13	Derivative liabilities, net	0.2	0.2	0.4	0.4	0.2	0.2	0.6	0.6	0.9	0.9	0.9	0.9
14	Reserve for guarantee losses on PCs	0.7	—	1.0	—	2.1	—	2.6	—	3.5	—	5.3	—
15	Other liabilities	23.2	22.0	25.6	24.4	20.0	18.8	12.0	11.0	9.0	8.3	10.0	9.5
16	Minority interests in consolidated subsidiaries	0.5	0.5	0.3	0.2	0.3	0.3	0.2	0.2	0.1	0.2	0.1	0.1

17	Total liabilities and minority interests	784.9	779.8	789.6	777.1	761.4	762.4	767.7	787.3	787.0	817.3	866.1	889.8
	Net Assets Attributable to Stockholders:
18	Preferred stockholders	6.6	6.5	7.1	6.8	8.1	7.4	14.1	12.3	14.1	11.7	14.1	11.3
19	Common stockholders	21.9	25.4	17.4	25.1	17.4	16.4	12.6	0.3	1.9	(16.9)	(1.2)	(16.9)

20	Total net assets	28.5	31.9	24.5	31.9	25.5	23.8	26.7	12.6	16.0	(5.2)	12.9	(5.6)

21	Total liabilities, minority interests and net assets	$813.4	$811.7	$814.1	$809.0	$786.9	$786.2	$794.4	$799.9	$803.0	$812.1	$879.0	$884.2

(1)	The consolidated fair value balance sheets do not purport to present our net realizable, liquidation or market value as a whole. Furthermore, amounts we ultimately realize from the disposition of assets or settlement of liabilities may vary significantly from the fair values presented.
(2)	Carrying amounts equal the amounts reported on our GAAP consolidated balance sheets.
(3)	Methodologies employed to calculate fair values are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes. The estimated impact of these improvements resulted in net after-tax changes to the fair value of total net assets of approximately $0.1 billion, $0.2 billion, $(0.2) billion and $0.1 billion at March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, respectively. During the six months ended June 30, 2008, our fair value results were impacted by several changes in our approach for estimating the fair value of certain financial instruments, primarily related to our valuation of our guarantee obligation as a result of our adoption of SFAS 157 on January 1, 2008 and other improvements to our methodology. These changes resulted in net after-tax changes in the fair value of total net assets of approximately $4.6 billion and $(1.2) billion at March 31, 2008 and June 30, 2008, respectively.
(4)	The fair value of the guarantee asset reported exceeds the carrying value primarily because the fair value includes the guarantee asset related to PCs that were issued prior to the implementation of FIN 45 in 2003 and thus are not recognized on our GAAP consolidated balance sheets.
(5)	Fair values include estimated income taxes calculated using the 35% federal statutory rate on the difference between the consolidated fair value balance sheets net assets attributable to common stockholders, including deferred taxes from our GAAP consolidated balance sheets, and the GAAP consolidated balance sheets equity attributable to common stockholders.

FREDDIE MAC
MORTGAGE PORTFOLIO ACTIVITY BASED ON UNPAID PRINCIPAL BALANCES(1)(2)(3)
TABLE 8A
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Total Mortgage Portfolio:
1	Beginning balance	$1,826,720	$1,892,132	$1,952,949	$2,021,935	$2,102,676	$2,149,689	$1,826,720	$2,102,676
2	New business purchases	146,463	149,401	145,185	136,642	134,416	162,012	295,864	296,428
3	Sales and other activity	10	(893)	(2,725)	(38)	(972)	(2,472)	(883)	(3,444)
4	Liquidations	(81,061)	(87,691)	(73,474)	(55,863)	(86,431)	(107,535)	(168,752)	(193,966)

5	Net additions	65,412	60,817	68,986	80,741	47,013	52,005	126,229	99,018

6	Ending balance	$1,892,132	$1,952,949	$2,021,935	$2,102,676	$2,149,689	$2,201,694	$1,952,949	$2,201,694

7	Percent growth (annualized)	14%	13%	14%	16%	9%	10%	14%	9%
8	Liquidation rate (annualized)	18%	19%	15%	11%	16%	20%	18%	18%

	Total Guaranteed PCs and Structured Securities:

9	Beginning balance	$1,477,023	$1,536,525	$1,592,524	$1,664,776	$1,738,833	$1,784,077	$1,477,023	$1,738,833
10	Issuances	114,365	118,008	125,093	113,510	115,974	132,070	232,373	248,044
11	Liquidations	(54,863)	(62,009)	(52,841)	(39,453)	(70,730)	(92,344)	(116,872)	(163,074)

12	Net additions	59,502	55,999	72,252	74,057	45,244	39,726	115,501	84,970

13	Ending balance	$1,536,525	$1,592,524	$1,664,776	$1,738,833	$1,784,077	$1,823,803	$1,592,524	$1,823,803

14	Percent growth (annualized)	16%	15%	18%	18%	10%	9%	16%	10%
15	Liquidation rate (annualized)	15%	16%	13%	9%	16%	21%	16%	19%

(1)	Excludes mortgage loans and mortgage-related securities traded, but not yet settled. Also excludes credit-related impairments on mortgage-related securities within our retained portfolio.
(2)	See our Monthly Volume Summary, or MVS, in the Investor Relations section of our website for definitions of certain captions used in this table.
(3)	Effective December 2007, we established securitization trusts for the underlying assets of our guaranteed PCs and Structured Securities issued. As a result, the reported balance of our mortgage portfolios for 4Q-2007 and all 2008 periods reflect the publicly-available security balances of guaranteed PCs and Structured Securities. For periods prior to 4Q-2007 we reported these balances based on the unpaid principal balance of the underlying mortgage loans.

FREDDIE MAC
MORTGAGE PORTFOLIO ACTIVITY BASED ON UNPAID PRINCIPAL BALANCES(1)(2)(3)
TABLE 8B
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Retained Portfolio:
1	Beginning balance	$703,959	$714,454	$712,136	$713,164	$720,813	$712,462	$703,959	$720,813
2	Retained purchases	59,173	60,632	67,201	60,768	39,986	120,996	119,805	160,982
3	Sales, net of other activity	(8,255)	(19,490)	(29,402)	(24,321)	(18,856)	(8,709)	(27,745)	(27,565)
4	Liquidations	(40,423)	(43,460)	(36,771)	(28,798)	(29,481)	(32,951)	(83,883)	(62,432)

5	Net additions (reductions)	10,495	(2,318)	1,028	7,649	(8,351)	79,336	8,177	70,985

6	Ending balance	$714,454	$712,136	$713,164	$720,813	$712,462	$791,798	$712,136	$791,798

7	Percent growth (annualized)	6%	(1% )	1%	4%	(5% )	45%	2%	20%
8	Liquidation rate (annualized)	23%	24%	21%	16%	16%	19%	24%	17%
9	Retained portfolio as percentage of total mortgage portfolio (at period end)	38%	36%	35%	34%	33%	36%	36%	36%

	Retained Portfolio Components (at period end):

10	Freddie Mac securities held in retained portfolio	$358,847	$351,711	$356,005	356,970	$346,850	$413,907	$351,711	$413,907
11	Non-Freddie Mac mortgage-related securities	288,471	291,382	284,132	281,685	277,278	286,868	291,382	286,868
12	Mortgage loans	67,136	69,043	73,027	82,158	88,334	91,023	69,043	91,023

13	Total retained portfolio	$714,454	$712,136	$713,164	$720,813	$712,462	$791,798	$712,136	$791,798

	Guaranteed PCs and Structured Securities Held by Third Parties:

14	Beginning balance	$1,122,761	$1,177,678	$1,240,813	$1,308,771	$1,381,863	$1,437,227	$1,122,761	$1,381,863
15	Original issuances	114,365	118,008	125,093	113,510	115,974	132,070	232,373	248,044
16	Purchases into retained portfolio	(27,075)	(29,239)	(47,109)	(37,636)	(21,544)	(91,054)	(56,314)	(112,598)
17	Sales from retained portfolio	9,638	20,565	29,423	27,153	18,456	7,185	30,203	25,641
18	Liquidations	(42,011)	(46,199)	(39,449)	(29,935)	(57,522)	(75,532)	(88,210)	(133,054)

19	Net additions (reductions)	54,917	63,135	67,958	73,092	55,364	(27,331)	118,052	28,033

20	Ending balance	$1,177,678	$1,240,813	$1,308,771	$1,381,863	$1,437,227	$1,409,896	$1,240,813	$1,409,896

21	Percent growth (annualized)	20%	21%	22%	22%	16%	(8% )	21%	4%
22	Liquidation rate (annualized)	15%	16%	13%	9%	17%	21%	16%	19%

(1)	Excludes mortgage loans and mortgage-related securities traded, but not yet settled. Also excludes credit-related impairments on mortgage-related securities within our retained portfolio.
(2)	See our MVS in the Investor Relations section of our website for definitions of certain captions used in this table.
(3)	Effective December 2007, we established securitization trusts for the underlying assets of our guaranteed PCs and Structured Securities issued. As a result, the reported balance of our mortgage portfolios for 4Q-2007 and all 2008 periods reflect the publicly-available security balances of guaranteed PCs and Structured Securities. For periods prior to 4Q-2007 we reported these balances based on the unpaid principal balance of the underlying mortgage loans.

FREDDIE MAC
CHARACTERISTICS OF MORTGAGE LOANS AND MORTGAGE-RELATED SECURITIES IN THE RETAINED PORTFOLIO
TABLE 9
(unaudited)
(dollars in millions)

		December 31, 2007			June 30, 2008
		Fixed-	Variable-		Fixed-	Variable-
Line:		Rate	Rate	Total	Rate	Rate	Total

	Single-family(1)
	Conventional:(2)
1	Amortizing	$20,461	$1,266	$21,727	$23,621	$1,128	$24,749
2	Interest-only	246	1,434	1,680	379	814	1,193

3	Total conventional	20,707	2,700	23,407	24,000	1,942	25,942
4	RHS / FHA / VA	1,182	—	1,182	1,253	—	1,253

5	Total single-family	21,889	2,700	24,589	25,253	1,942	27,195
6	Multifamily(3)	53,114	4,455	57,569	59,743	4,085	63,828

7	Total mortgage loans	75,003	7,155	82,158	84,996	6,027	91,023

	PCs and Structured Securities:(1)(4)
8	Single-family	269,896	84,415	354,311	314,483	96,779	411,262
9	Multifamily	2,522	137	2,659	267	2,378	2,645

10	Total PCs and Structured Securities	272,418	84,552	356,970	314,750	99,157	413,907

	Non-Freddie Mac mortgage-related securities:(1)
	Agency mortgage-related securities:(5)
	Fannie Mae:
11	Single-family	23,140	23,043	46,183	37,273	35,434	72,707
12	Multifamily	759	163	922	661	134	795
	Ginnie Mae:
13	Single-family	468	181	649	429	163	592
14	Multifamily	82	—	82	49	—	49

15	Total agency mortgage-related securities	24,449	23,387	47,836	38,412	35,731	74,143

	Non-agency mortgage-related securities:
	Single-family:
16	Subprime	498	100,827	101,325	464	85,160	85,624
17	Alt-A and other	3,762	47,551	51,313	3,466	44,105	47,571
18	Commercial mortgage backed securities	25,709	39,095	64,804	25,452	39,386	64,838
19	Obligations of states and political subdivisions(6)	14,870	65	14,935	13,251	48	13,299
20	Manufactured housing(7)	1,250	222	1,472	1,192	201	1,393

21	Total non-agency mortgage-related securities(8)	46,089	187,760	233,849	43,825	168,900	212,725

22	Total unpaid principal balance of retained portfolio	$417,959	$302,854	720,813	$481,983	$309,815	791,798

23	Premiums, discounts, deferred fees, impairments of unpaid principal balances and other basis adjustments			(655)			383
24	Net unrealized (losses) on mortgage-related securities, pre-tax			(10,116)			(30,853)
25	Allowance for loan losses on mortgage loans held-for-investment			(256)			(468)

26	Total retained portfolio per consolidated balance sheets			$709,786			$760,860

(1)	Variable-rate single-family mortgage loans and mortgage-related securities include those with a contractual coupon rate that, prior to contractual maturity, is either scheduled to change or is subject to change based on changes in the composition of the underlying collateral. Single-family mortgage loans also include mortgages with balloon/reset provisions.
(2)	Includes $2.2 billion and $1.6 billion as of December 31, 2007 and June 30, 2008, respectively, of mortgage loans categorized as Alt-A due solely to reduced documentation standards at the time of loan origination. Although we do not categorize our single-family loans into prime or subprime, we recognize that certain of the mortgage loans in our retained portfolio exhibit higher risk characteristics. Total single-family loans include $1.3 billion at both December 31, 2007 and June 30, 2008, of loans with higher-risk characteristics, which we define as loans with original LTV ratios greater than 90% and borrower credit scores less than 620 at the time of loan origination.
(3)	Variable-rate multifamily mortgage loans include only those loans that, as of the reporting date, have a contractual coupon rate that is subject to change.
(4)	For PCs and Structured Securities, we are subject to the credit risk associated with the underlying mortgage loan collateral.
(5)	Agency mortgage-related securities are generally not separately rated by nationally recognized statistical rating organizations, but are viewed as having a level of credit quality at least equivalent to non-agency mortgage-related securities AAA-rated or equivalent.
(6)	Consist of mortgage revenue bonds. Approximately 67% and 61% of these securities were AAA-rated at December 31, 2007 and June 30, 2008, respectively, based on the lowest rating available.
(7)	At December 31, 2007 and June 30, 2008, 34% and 33%, respectively, of mortgage-related securities backed by manufactured housing bonds were rated BBB− or above, based on the lowest rating available. For the same dates, 93% of manufactured housing bonds had credit enhancements, including primary monoline insurance that covered 23% of the manufactured housing bonds. At December 31, 2007 and June 30, 2008, we had secondary insurance on 72% and 73%, respectively, of these bonds that were not covered by the primary monoline insurance. Approximately 28% and 3% of these securities were AAA-rated at December 31, 2007 and June 30, 2008, respectively, based on the lowest rating available.
(8)	Credit ratings for most non-agency mortgage-related securities are designated by no fewer than two nationally recognized statistical rating organizations. At December 31, 2007 and June 30, 2008, approximately 96% and 75%, respectively, of total non-agency mortgage-related securities were AAA-rated, based on the lowest rating available.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 10
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008

	Credit Enhancements:

1	Credit-enhanced percentage of new business purchases	14%	18%	22%	28%	25%	19%	16%	22%
2	Credit-enhanced percentage of total mortgage portfolio(1) (period end)	16%	16%	16%	17%	17%	18%	16%	18%

	Delinquencies (at period end):(2)

	Single-family:
	Non-credit-enhanced portfolio
3	Delinquency rate	0.25%	0.26%	0.34%	0.45%	0.54%	0.67%	0.26%	0.67%
4	Total number of delinquent loans	23,173	25,307	32,823	44,948	54,923	68,080	25,307	68,080
	Credit-enhanced portfolio
5	Delinquency rate	1.18%	1.17%	1.34%	1.62%	1.81%	2.10%	1.17%	2.10%
6	Total number of delinquent loans	22,285	22,602	27,123	34,621	39,942	47,216	22,602	47,216
	Total Single-family Portfolio
7	Delinquency rate	0.40%	0.42%	0.51%	0.65%	0.77%	0.93%	0.42%	0.93%
8	Total number of delinquent loans	45,458	47,909	59,946	79,569	94,865	115,296	47,909	115,296
	Multifamily:
9	Delinquency rate	0.06%	0.05%	0.06%	0.02%	0.01%	0.04%	0.05%	0.04%
10	Net carrying value of delinquent loans	$32	$30	$32	$10	$7	$34	$30	$34

	REO Balances (at period end):

11	Single-family	$871	$1,014	$1,321	$1,736	$2,214	$2,580	$1,014	$2,580
12	Multifamily	7	6	—	—	—	—	6	—

13	Total	$878	$1,020	$1,321	$1,736	$2,214	$2,580	$1,020	$2,580

	REO Inventory (number of units):

14	Beginning property inventory	8,785	9,650	10,260	11,916	14,394	18,419	8,785	14,394
15	Properties acquired	4,638	5,013	5,905	7,284	9,939	12,410	9,651	22,349
16	Properties disposed	(3,773)	(4,403)	(4,249)	(4,806)	(5,914)	(8,800)	(8,176)	(14,714)

17	Ending property inventory	9,650	10,260	11,916	14,394	18,419	22,029	10,260	22,029

	REO Operations Income (Expense):

18	Single-family	$(14)	$(16)	$(50)	$(125)	$(208)	$(265)	$(30)	$(473)
19	Multifamily	—	—	(1)	—	—	—	—	—

20	Total	$(14)	$(16)	$(51)	$(125)	$(208)	$(265)	$(30)	$(473)

	Loan Loss Reserves:(3)

21	Beginning balance	$619	$803	$1,138	$2,312	$2,822	$3,872	$619	$2,822
22	Provision for credit losses(4)	248	447	1,372	787	1,240	2,537	695	3,777
23	Charge-offs — single-family, net	(30)	(36)	(32)	(36)	(163)	(451)	(66)	(614)
24	Charge-offs — multifamily, net	—	—	(2)	(1)	—	—	—	—
25	Transfers, net	(34)	(76)	(164)	(240)	(27)	(145)	(110)	(172)

26	Ending balance	$803	$1,138	$2,312	$2,822	$3,872	$5,813	$1,138	$5,813

	Total Credit Losses:(5)

27	Total credit losses	$58	$79	$126	$236	$528	$810	$137	$1,338
28	Annualized credit losses / average total mortgage portfolio(6)	1.5 bp	2.0 bp	3.0 bp	5.4 bp	11.6 bp	17.3 bp	1.7 bp	14.5 bp

(1)	Based on the total mortgage portfolio, excluding Freddie Mac Structured Transactions, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure. Includes delinquencies on mortgage loans where the lender or third party retains the largest portion of the default risk. Delinquencies exclude mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Line 1) and reserve for guarantee losses on Participation Certificates (consolidated balance sheets — Line 27).
(4)	Provision for credit losses includes our provision for losses incurred on our mortgage loans held for investment, which are a component of our retained portfolio, and our provision for guarantee losses incurred on mortgage loans underlying our issued PCs and Structured Securities.
(5)	Equal to REO operations income (expense) (Line 20) plus Charge-offs, net (Lines 23 and 24) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $41 million and $251 million for the six months ended June 30, 2007 and 2008, respectively.
(6)	Calculated using the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 11
(unaudited)

		2Q 2007		3Q 2007		4Q 2007		1Q 2008		2Q 2008
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)

	Northeast(2)

1	Total number of loans	2,174		2,208		2,310		2,340		2,339

2	Delinquent three or more payments	3	0.12%	4	0.16%	4	0.19%	4	0.19%	6	0.24%
3	Foreclosures approved and in-process	3	0.13%	3	0.15%	5	0.20%	6	0.26%	6	0.29%

4	Total delinquent loans	6	0.25%	7	0.31%	9	0.39%	10	0.45%	12	0.53%

	Southeast(2)

5	Total number of loans	1,818		1,856		1,937		1,971		1,951

6	Delinquent three or more payments	3	0.17%	4	0.22%	6	0.28%	6	0.30%	7	0.37%
7	Foreclosures approved and in-process	3	0.16%	4	0.21%	6	0.31%	9	0.46%	12	0.61%

8	Total delinquent loans	6	0.33%	8	0.43%	12	0.59%	15	0.76%	19	0.98%

	North Central(2)

9	Total number of loans	2,290		2,304		2,312		2,313		2,323

10	Delinquent three or more payments	3	0.13%	4	0.17%	5	0.21%	5	0.21%	6	0.24%
11	Foreclosures approved and in-process	4	0.20%	5	0.22%	6	0.27%	7	0.31%	8	0.35%

12	Total delinquent loans	7	0.33%	9	0.39%	11	0.48%	12	0.52%	14	0.59%

	Southwest(2)

13	Total number of loans	1,278		1,302		1,368		1,393		1,362

14	Delinquent three or more payments	2	0.12%	2	0.15%	2	0.17%	2	0.15%	2	0.19%
15	Foreclosures approved and in-process	1	0.11%	2	0.12%	2	0.15%	3	0.18%	3	0.19%

16	Total delinquent loans	3	0.23%	4	0.27%	4	0.32%	5	0.33%	5	0.38%

	West(2)

17	Total number of loans	2,003		2,053		2,121		2,169		2,192

18	Delinquent three or more payments	1	0.08%	2	0.12%	4	0.19%	5	0.23%	7	0.30%
19	Foreclosures approved and in-process	2	0.09%	3	0.14%	5	0.23%	8	0.36%	11	0.50%

20	Total delinquent loans	3	0.17%	5	0.26%	9	0.42%	13	0.59%	18	0.80%

	Total

21	Total number of loans	9,563		9,723		10,048		10,186		10,168

22	Delinquent three or more payments	12	0.12%	16	0.16%	21	0.21%	22	0.22%	28	0.27%
23	Foreclosures approved and in-process	13	0.14%	17	0.18%	24	0.24%	33	0.32%	40	0.40%

24	Total delinquent loans	25	0.26%	33	0.34%	45	0.45%	55	0.54%	68	0.67%

25	90-day or more delinquency to REO, transition rate(4)		13.8%		15.1%		15.9%		17.6%		22.8%

(1)	Includes Single-family non-credit-enhanced mortgage loans in our retained portfolio and those underlying our total guaranteed PCs and Structured Securities issued, but excluding Structured Transactions and that portion of Structured Securities backed by Ginnie Mae Certificates.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the preceding year, which have transitioned to REO. The rate excludes other dispositions that can result in a loss, such as short-sales and deed-in-lieu transactions.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 12
(unaudited)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	622	702	828	1,118	1,474	2,119	622	1,474
2	Properties Acquired	396	492	644	804	1,267	1,310	888	2,577
3	Properties Disposed	(316)	(366)	(354)	(448)	(622)	(1,000)	(682)	(1,622)

4	Ending Property Inventory	702	828	1,118	1,474	2,119	2,429	828	2,429

	Southeast
5	Beginning Balance	1,753	1,896	1,960	2,243	2,686	3,259	1,753	2,686
6	Properties Acquired	987	1,123	1,276	1,556	1,983	2,614	2,110	4,597
7	Properties Disposed	(844)	(1,059)	(993)	(1,113)	(1,410)	(1,949)	(1,903)	(3,359)

8	Ending Property Inventory	1,896	1,960	2,243	2,686	3,259	3,924	1,960	3,924

	North Central
9	Beginning Balance	4,466	4,871	5,065	5,540	6,121	7,113	4,466	6,121
10	Properties Acquired	2,078	2,137	2,376	2,584	3,137	3,445	4,215	6,582
11	Properties Disposed	(1,673)	(1,943)	(1,901)	(2,003)	(2,145)	(2,795)	(3,616)	(4,940)

12	Ending Property Inventory	4,871	5,065	5,540	6,121	7,113	7,763	5,065	7,763

	Southwest
13	Beginning Balance	1,741	1,833	1,867	1,987	2,230	2,545	1,741	2,230
14	Properties Acquired	957	940	951	1,129	1,370	1,465	1,897	2,835
15	Properties Disposed	(865)	(906)	(831)	(886)	(1,055)	(1,359)	(1,771)	(2,414)

16	Ending Property Inventory	1,833	1,867	1,987	2,230	2,545	2,651	1,867	2,651

	West
17	Beginning Balance	203	348	540	1,028	1,883	3,383	203	1,883
18	Properties Acquired	220	321	658	1,211	2,182	3,576	541	5,758
19	Properties Disposed	(75)	(129)	(170)	(356)	(682)	(1,697)	(204)	(2,379)

20	Ending Property Inventory	348	540	1,028	1,883	3,383	5,262	540	5,262

	Total
21	Beginning Balance	8,785	9,650	10,260	11,916	14,394	18,419	8,785	14,394
22	Properties Acquired	4,638	5,013	5,905	7,284	9,939	12,410	9,651	22,349
23	Properties Disposed	(3,773)	(4,403)	(4,249)	(4,806)	(5,914)	(8,800)	(8,176)	(14,714)

24	Ending Property Inventory	9,650	10,260	11,916	14,394	18,419	22,029	10,260	22,029

25	Average Holding Period(2) (in days)	170	169	165	163	164	152	170	157

	REO Balance (dollars in millions)

	Single-family property, by region(1):
26	Northeast	$84	$114	$170	$247	$358	$381	$114	$381
27	Southeast	148	174	226	293	330	373	174	373
28	North Central	405	436	490	542	619	636	436	636
29	Southwest	169	173	198	233	253	253	173	253
30	West	65	117	237	421	654	937	117	937

31	Total single-family property	871	1,014	1,321	1,736	2,214	2,580	1,014	2,580
32	Total multifamily property	7	6	—	—	—	—	6	—

33	Total REO Balance	$878	$1,020	$1,321	$1,736	$2,214	$2,580	$1,020	$2,580

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(2)	Represents weighted average holding period for single-family and multifamily properties based on number of REO properties.

FREDDIE MAC
SEGMENT EARNINGS — CONSOLIDATED TABLE(1)
TABLE 13
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Segment Earnings:
1	Investments	$514	$571	$503	$440	$113	$793	$1,085	$906
2	Single-family Guarantee	224	129	(483)	(126)	(458)	(1,388)	353	(1,846)
3	Multifamily	125	84	83	106	98	118	209	216
4	All Other	(16)	(43)	(45)	1	(4)	144	(59)	140

5	Total Segment Earnings (loss), net of taxes	847	741	58	421	(251)	(333)	1,588	(584)
	Reconciliation to GAAP Net Income (Loss):
6	Derivative- and foreign-currency denominated debt-related adjustments	(1,082)	(471)	(1,725)	(2,389)	(1,194)	527	(1,553)	(667)
7	Credit guarantee-related adjustments	(502)	831	(925)	(2,672)	(174)	1,818	329	1,644
8	Investment sales, debt retirements and fair value-related adjustments	69	(379)	659	638	1,525	(3,096)	(310)	(1,571)
9	Fully taxable-equivalent adjustments	(93)	(97)	(98)	(100)	(110)	(105)	(190)	(215)

10	Total pre-tax adjustments	(1,608)	(116)	(2,089)	(4,523)	47	(856)	(1,724)	(809)
11	Tax-related adjustments	628	104	793	1,650	53	368	732	421

12	Total reconciling items, net of taxes	(980)	(12)	(1,296)	(2,873)	100	(488)	(992)	(388)

13	Net income (loss) — GAAP basis	$(133)	$729	$(1,238)	$(2,452)	$(151)	$(821)	$596	$(972)

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or MD&A, “NOTE 15: SEGMENT REPORTING” to the audited consolidated financial statements and “NOTE 16: SEGMENT REPORTING” to the unaudited consolidated financial statements in our Form 10 Registration Statement dated July 18, 2008, or Registration Statement, for more information regarding Segment Earnings and our segments, including reconciliations to GAAP results for certain quarterly and annual periods.

FREDDIE MAC
SEGMENT EARNINGS — INVESTMENTS(1)
TABLE 14
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Segment Earnings:
1	Net interest income	$902	$990	$909	$825	$299	$1,481	$1,892	$1,780
2	Non-interest income (loss)	24	30	(4)	(10)	15	(125)	54	(110)
	Non-interest expense:
3	Administrative expenses	(128)	(133)	(125)	(129)	(131)	(130)	(261)	(261)
4	Other non-interest expense	(7)	(8)	(7)	(9)	(9)	(7)	(15)	(16)

5	Total non-interest expense	(135)	(141)	(132)	(138)	(140)	(137)	(276)	(277)
6	Segment Earnings before income tax expense	791	879	773	677	174	1,219	1,670	1,393
7	Income tax expense	(277)	(308)	(270)	(237)	(61)	(426)	(585)	(487)

8	Segment Earnings, net of taxes	514	571	503	440	113	793	1,085	906
	Reconciliation to GAAP Net Income (Loss):
9	Derivative- and foreign-currency denominated debt-related adjustments	(1,081)	(464)	(1,719)	(2,394)	(1,183)	530	(1,545)	(653)
10	Credit guarantee-related adjustments	1	—	1	—	—	—	1	—
11	Investment sales, debt retirements and fair value-related adjustments	69	(379)	659	638	1,525	(3,096)	(310)	(1,571)
12	Fully taxable-equivalent adjustments	(93)	(97)	(98)	(100)	(110)	(105)	(190)	(215)
13	Tax-related adjustments	448	394	469	715	(12)	1,004	842	992

14	Total reconciling items, net of taxes	(656)	(546)	(688)	(1,141)	220	(1,667)	(1,202)	(1,447)

15	Net income (loss) — GAAP basis	$(142)	$25	$(185)	$(701)	$333	$(874)	$(117)	$(541)

16	Net interest yield — Segment Earnings	50 bp	57 bp	53 bp	51 bp	19 bp	80 bp	53 bp	50 bp

(1)	See MD&A, “NOTE 15: SEGMENT REPORTING” to the audited consolidated financial statements and “NOTE 16: SEGMENT REPORTING” to the unaudited consolidated financial statements in our Registration Statement for more information regarding Segment Earnings and our segments, including reconciliations to GAAP results for certain quarterly and annual periods.

FREDDIE MAC
SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE(1)
TABLE 15
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Segment Earnings:
1	Net interest income(2)	$168	$179	$181	$175	$77	$58	$347	$135
	Non-interest income:
2	Management and guarantee income	677	704	738	770	895	840	1,381	1,735
3	Other non-interest income(2)	22	28	27	40	104	103	50	207

4	Total non-interest income	699	732	765	810	999	943	1,431	1,942
	Non-interest expense:
5	Administrative expenses	(199)	(209)	(203)	(195)	(204)	(212)	(408)	(416)
6	Provision for credit losses	(289)	(469)	(1,417)	(839)	(1,349)	(2,630)	(758)	(3,979)
7	REO operations expense	(14)	(16)	(50)	(125)	(208)	(265)	(30)	(473)
8	Other non-interest expense	(21)	(19)	(18)	(20)	(19)	(29)	(40)	(48)

9	Total non-interest expense	(523)	(713)	(1,688)	(1,179)	(1,780)	(3,136)	(1,236)	(4,916)

10	Segment Earnings (loss) before income tax expense	344	198	(742)	(194)	(704)	(2,135)	542	(2,839)
11	Income tax (expense) benefit	(120)	(69)	259	68	246	747	(189)	993

12	Segment Earnings (loss), net of taxes	224	129	(483)	(126)	(458)	(1,388)	353	(1,846)

	Reconciliation to GAAP Net Income:
13	Credit guarantee-related adjustments	(503)	833	(927)	(2,673)	(174)	1,822	330	1,648
14	Tax-related adjustments	176	(293)	325	936	61	(638)	(117)	(577)

15	Total reconciling items, net of taxes	(327)	540	(602)	(1,737)	(113)	1,184	213	1,071

16	Net income (loss) — GAAP basis	$(103)	$669	$(1,085)	$(1,863)	$(571)	$(204)	$566	$(775)

	Segment Earnings — Management and Guarantee Fee Rates:

17	Contractual management and guarantee fees (annualized rate)	15.5 bp	15.5 bp	15.6 bp	15.9 bp	16.1 bp	15.8 bp	15.5 bp	16.0 bp
18	Amortization of credit fees (annualized rate)	2.4	2.4	2.5	2.2	4.3	2.9	2.4	3.6

19	Total Segment Earnings management and guarantee income (annualized rate)	17.9 bp	17.9 bp	18.1 bp	18.1 bp	20.4 bp	18.7 bp	17.9 bp	19.6 bp

(1)	See MD&A, “NOTE 15: SEGMENT REPORTING” to the audited consolidated financial statements and “NOTE 16: SEGMENT REPORTING” to the unaudited consolidated financial statements in our Registration Statement for more information regarding Segment Earnings and our segments, including reconciliations to GAAP results for certain quarterly and annual periods.
(2)	In connection with the use of securitization trusts for the underlying assets of our PCs and Structured Securities in December 2007, we began recording trust management income in non-interest income. Trust management income represents the fees we earn as administrator, issuer and trustee. Previously, the benefit derived from interest earned on principal and interest cash flows between the time they were remitted to us by servicers and the date of distribution to our PC and Structured Securities holders was recorded to net interest income.

FREDDIE MAC
SEGMENT EARNINGS — MULTIFAMILY(1)
TABLE 16
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Segment Earnings:
1	Net interest income	$123	$94	$88	$121	$75	$98	$217	$173
	Non-interest income:
2	Management and guarantee income	14	16	14	15	17	17	30	34
3	Other non-interest income	4	5	7	8	8	7	9	15

4	Total non-interest income	18	21	21	23	25	24	39	49
	Non-interest expense:
5	Administrative expenses	(45)	(49)	(48)	(47)	(49)	(49)	(94)	(98)
6	Provision for credit losses	(3)	(1)	(16)	(18)	(9)	(7)	(4)	(16)
7	REO operations expense	—	—	(1)	—	—	—	—	—
8	Low-income housing tax credit partnerships	(108)	(135)	(111)	(115)	(117)	(108)	(243)	(225)
9	Other non-interest expense	(4)	(8)	(4)	(5)	(4)	(5)	(12)	(9)

10	Total non-interest expense	(160)	(193)	(180)	(185)	(179)	(169)	(353)	(348)

11	Segment Earnings loss before income tax expense	(19)	(78)	(71)	(41)	(79)	(47)	(97)	(126)
12	Low-income housing tax credit partnerships tax benefit	138	135	129	132	149	149	273	298
13	Income tax benefit	6	27	25	15	28	16	33	44

14	Segment Earnings, net of taxes	125	84	83	106	98	118	209	216

	Reconciliation to GAAP Net Income:
15	Derivative-related adjustments	(1)	(7)	(6)	5	(11)	(3)	(8)	(14)
16	Credit guarantee-related adjustments	—	(2)	1	1	—	(4)	(2)	(4)
17	Tax-related adjustments	1	3	1	(3)	4	2	4	6

18	Total reconciling items, net of taxes	—	(6)	(4)	3	(7)	(5)	(6)	(12)

19	Net income — GAAP basis	$125	$78	$79	$109	$91	$113	$203	$204

(1)	See MD&A, “NOTE 15: SEGMENT REPORTING” to the audited consolidated financial statements and “NOTE 16: SEGMENT REPORTING” to the unaudited consolidated financial statements in our Registration Statement for more information regarding Segment Earnings and our segments, including reconciliations to GAAP results for certain quarterly and annual periods.

FREDDIE MAC
SEGMENT EARNINGS — ALL OTHER(1)
TABLE 17
(unaudited)
(dollars in millions)

								Six Months Ended June 30,
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	2007	2008
	Segment Earnings:
1	Net interest income	$(1)	$—	$1	$(1)	$—	$—	$(1)	$—
2	Non-interest income (loss)	3	(1)	5	4	4	(3)	2	1
	Non-interest expense:
3	Administrative expenses	(31)	(51)	(52)	(30)	(13)	(13)	(82)	(26)
4	Other non-interest expense	(9)	(8)	(17)	30	(3)	(17)	(17)	(20)

5	Total non-interest expense	(40)	(59)	(69)	—	(16)	(30)	(99)	(46)

6	Segment Earnings (loss) before income tax expense	(38)	(60)	(63)	3	(12)	(33)	(98)	(45)
7	Income tax (expense) benefit	22	17	18	(2)	8	177	39	185

8	Segment Earnings (loss), net of taxes	(16)	(43)	(45)	1	(4)	144	(59)	140

	Reconciliation to GAAP Net Income:
9	Tax-related adjustments	3	—	(2)	2	—	—	3	—

10	Total reconciling items, net of taxes	3	—	(2)	2	—	—	3	—

11	Net income (loss) — GAAP basis	$(13)	$(43)	$(47)	$3	$(4)	$144	$(56)	$140

(1)	All Other includes corporate-level expenses not allocated to any of our reportable segments such as costs associated with remediating our internal controls and near-term restructuring costs, costs related to the resolution of certain legal matters and certain income tax items. For more information, see MD&A, “NOTE 15: SEGMENT REPORTING” to the audited consolidated financial statements and “NOTE 16: SEGMENT REPORTING” to the unaudited consolidated financial statements in our Registration Statement for more information regarding Segment Earnings and our segments, including reconciliations to GAAP results for certain quarterly and annual periods.